UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35448	95-4527222
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment agreements for Stephen G. Berman, our President and Chief Executive Officer, and for John L. Kimble, our Chief Financial Officer, provide, inter alia, that for fiscal year 2026, their respective Annual Performance Bonuses (as such terms are defined in their respective employment agreements) will depend on our achieving certain performance criteria. The specific performance criteria are to be determined by the Compensation Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) before the end of the Company’s first fiscal quarter. The performance criteria for Messrs. Berman and Kimble’s respective 2026 Annual Performance Bonuses have been established by the Compensation Committee and are set forth below.

EBITDA (as defined in the respective employment agreements) is calculated before including Bonuses as an expense and one-time non-recurring costs for initiatives approved by the Board. The performance criteria, bonus targets and bonus percentages may be adjusted in the sole discretion of the Compensation Committee to take account of extraordinary or special items, and the Compensation Committee also specifically reserved the right to modify the performance criteria, bonus targets and bonus percentages in the exercise of its negative discretion to take account of investment banking, accounting and legal fees incurred in connection with any strategic transactions and unforeseen market and general economic conditions.

To the extent that EBITDA exceeds the minimum EBITDA target amount but falls between two EBITDA target amounts, the amount of the Additional Performance Bonus shall be determined by the Compensation Committee through linear interpolation.

				Maximum Bonus	Maximum Bonus
Name	Title		2026 Salary	(%)	($)
Stephen G. Berman	CEO		$1,875,000	300%	$5,625,000
John L. Kimble	CFO		$632,700	200%	$1,265,400

		EBITDA TARGET
More Than		$35,587,507	$45,587,507	$55,587,507	$65,587,507
Less Than		$45,587,507	$55,587,507	$65,587,507

	BONUS PERCENTAGE OF 2026 SALARY

CEO		25%	100%	200%	300%
CFO		25%	100%	150%	200%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

March 27, 2026	By:	/s/ JOHN L. KIMBLE
John L. Kimble, CFO

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